Exhibit 1

KPMG LLP Suite 1500 550 South Hope Street Los Angeles, CA 90071-2629

Independent Accountants’ Agreed-Upon Procedures Report

GreatAmerica Financial Services Corporation (the “Company”)

Wells Fargo Securities, LLC

BofA Securities, Inc.

BMO Capital Markets Corp.

Regions Securities LLC

(together, the “Specified Parties”)

Re:	GreatAmerica Leasing Receivables Funding, L.L.C., Series 2023-1 - Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “2023.03.31 GALRF 2023-1 Pool Cut_Sent.xlsx,” provided by the Company on April 10, 2023, containing information on 31,097 contracts as of March 31, 2023 (the “Data File”), which we were informed are intended to be included as collateral in the offering by GreatAmerica Leasing Receivables Funding, L.L.C. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Sources” means information contained in the Company’s onBase and InfoLease electronic records systems.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the procedures below.

•	The term “Provided Information” means the Sources and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.

We removed 137 contracts with a value of “10001” in the “ProgramTypeID” field in the Data File, and randomly selected a sample of 150 contracts (the “Selected Contracts”) from the remaining 30,960 contracts. A listing of the Selected Contracts is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of contracts we were instructed to randomly select from the Data File.

B.

For each Selected Contract, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Sources, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Data File to the Sources for each of the attributes identified utilizing the Instructions as applicable, constituted an exception. The Sources are listed in the order of priority as per Instructions.

Attribute	Sources / Instructions

Contract Number	“Booking Sheet” within the onBase electronic records system or “Customer Addresses” screen within the InfoLease electronic records system

Obligor Name

“Agreement,” “Amendment,” “Supplement to Agreement,” or “Approval Letter” within the onBase electronic records system, or “Customer Addresses” screen within the InfoLease electronic records system

Consider the information to be in agreement if the Obligor Name on the Sources was truncated.

Obligor State	“Agreement,” “Supplement to Agreement,” or “Assignment Letter” within the onBase electronic records system, or “Customer Addresses” screen within the InfoLease electronic records system

Scheduled Payment	“Agreement,” “Supplement to Agreement,” “Booking Sheet,” or “Rebook General Docs” within the onBase electronic records system, or “Open Item Detail” and “Contract Invoicing Data” screens within the InfoLease electronic records system

Original Term to Maturity	“Agreement,” “Supplement to Agreement,” “Schedule,” or “Amendment” within the onBase electronic records system, or the “Contract Data” screen within the InfoLease electronic records system

Security Deposit

“Agreement,” “Supplement to Agreement,” or “Booking Sheet” within the onBase electronic records system

Consider the information to be in agreement if the Data File stated “0” and there was no Security Deposit related information contained in the “Agreement,” “Supplement to Agreement,” or “Booking Sheet” within the onBase electronic records system.

Attribute	Sources / Instructions

Payment Frequency	“Agreement,” “Supplement to Agreement,” or “Schedule” within the onBase electronic records system

Equipment Cost	“Booking Sheet” or “Rebook General Docs” within the onBase electronic records system, or the “Contract Data” screen within the InfoLease electronic records system

First Payment Date (month and year)	“Contract Invoicing Data” or “Contract Change History” screens within the InfoLease electronic records system

Termination Date (month and year)	“Contract Data” screen within the InfoLease electronic records system

Booked Residual Value	“Contract Data” or “Contract Change History” screens within the InfoLease electronic records system

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Contracts, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Contracts to stated underwriting or credit extension guidelines, standards, criteria, or other requirements, (ii) the value of collateral securing any such Contracts being securitized, (iii) the compliance of the originator of the Contracts with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Contracts that would be material to the likelihood that the issuer of the receivable-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Los Angeles, California

May 4, 2023

Exhibit A

The Selected Contracts

Selected Contract #	Selected Contract Unique ID	Selected Contract #	Selected Contract Unique ID	Selected Contract #	Selected Contract Unique ID
1	20231001	51	20231051	101	20231101
2	20231002	52	20231052	102	20231102
3	20231003	53	20231053	103	20231103
4	20231004	54	20231054	104	20231104
5	20231005	55	20231055	105	20231105
6	20231006	56	20231056	106	20231106
7	20231007	57	20231057	107	20231107
8	20231008	58	20231058	108	20231108
9	20231009	59	20231059	109	20231109
10	20231010	60	20231060	110	20231110
11	20231011	61	20231061	111	20231111
12	20231012	62	20231062	112	20231112
13	20231013	63	20231063	113	20231113
14	20231014	64	20231064	114	20231114
15	20231015	65	20231065	115	20231115
16	20231016	66	20231066	116	20231116
17	20231017	67	20231067	117	20231117
18	20231018	68	20231068	118	20231118
19	20231019	69	20231069	119	20231119
20	20231020	70	20231070	120	20231120
21	20231022	71	20231071	121	20231121
22	20231022	72	20231072	122	20231122
23	20231023	73	20231073	123	20231123
24	20231024	74	20231074	124	20231124
25	20231025	75	20231075	125	20231125
26	20231026	76	20231076	126	20231126
27	20231027	77	20231077	127	20231127
28	20231028	78	20231078	128	20231128
29	20231029	79	20231079	129	20231129
30	20231030	80	20231080	130	20231130
31	20231031	81	20231081	131	20231131
32	20231032	82	20231082	132	20231132
33	20231033	83	20231083	133	20231133
34	20231034	84	20231084	134	20231134
35	20231035	85	20231085	135	20231135
36	20231036	86	20231086	136	20231136
37	20231037	87	20231087	137	20231137
38	20231038	88	20231088	138	20231138
39	20231039	89	20231089	139	20231139
40	20231040	90	20231090	140	20231140
41	20231041	91	20231091	141	20231141
42	20231042	92	20231092	142	20231142
43	20231043	93	20231093	143	20231143
44	20231044	94	20231094	144	20231144
45	20231045	95	20231095	145	20231145
46	20231046	96	20231096	146	20231146
47	20231047	97	20231097	147	20231147
48	20231048	98	20231098	148	20231148
49	20231049	99	20231099	149	20231149
50	20231050	100	20231100	150	20231150

(*)	The Company has assigned a unique eight-digit Contract ID to each Contract in the Data File. The Contract IDs referred to in this Exhibit are not the Company’s Contract IDs.